EXHIBIT 32.1

SECTION 1350 CERTIFICATION

     The undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Quarterly Report on Form 10-Q, that:

o the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

o the information contained in the report fairly presents, in all material respects, the company's financial condition and results of operation.


                                          /s/ Francis J. Evanitsky
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                                          Francis J. Evanitsky, President & CEO


                                          Dated:
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